EXHIBIT 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Fred Odaka, certify that:

1)  I have reviewed this amendment no. 1 to the quarterly report on Form 10-Q of Pacific Health Care Organization, Inc.

2)  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 27, 2020	By: /s/ Fred Odaka Fred Odaka Chief Financial Officer